EX 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Buckeye Technologies Inc. (“Buckeye”) on Form 10-K/A for the year ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John B. Crowe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Buckeye.

Dated this 23rd day of May 2011

/s/ John B. Crowe
John B. Crowe Chairman of the Board and Chief Executive Officer